                                                                    EXHIBIT 99.5

                                     CESSION


1.       We, the undersigned.



                FOSTER WHEELER SOUTH AFRICA (PROPRIETARY) LIMITED
                        (Registration No: 1992/002805/07)


         pledge and cede in securitatem debiti to



       SABERASU JAPAN INVESTMENTS II B.V., a company organised under the laws of The Netherlands ("Saberasu Japan"), acting as collateral agent for the lenders as contemplated in the financing agreement


         all of the ceded claims, as continuing covering security for the due and proper payment on the terms (of the secured indebtedness) as set out in the financing agreement and the due and proper performance of the secured indebtedness, upon and subject to all of the terms and conditions contained in this cession.

2.       In this cession, including clause 1 -

         2.1      words importing -

                  2.1.1    any one gender include the other two genders;

                  2.1.2    the singular include the plural and vice versa; and

                  2.1.3 natural persons include created entities (corporate or unincorporate) and the state and vice versa;


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                                                                          Page 2

                  2.1.4 "business day" means any day other than a Saturday, Sunday or public holiday in the Republic of South Africa;

         2.2      "ceded claims" means:

                  2.2.1 all claims, rights of action and receivables which we now have and may at any time during the currency of this cession hereafter have against and/or all obligations which are now owed and may at any time during the currency of the cession hereafter become owing to us by:

                           2.2.1.1 all persons arising from or in connection with any contract entered into between us and such persons and, without in any way limiting or affecting the generality of the aforegoing, whether such indebtedness be incurred or owed to us by any person on its own or jointly or in partnership with any other person or jointly and severably or as guarantor and/or indemnitor, it being agreed by us that all of our claims and rights of action in respect of our accounts receivable and/or trade debts do not fall within the provisions of this clause 2.2.1.1 inasmuch as such claims are dealt with in clause
                                    2.2.1.2 hereof;

                           2.2.1.2  any trade debtor arising from or in
                                    connection with any contract entered into between us and such trade debtor for the provision of goods or services by us to such trade debtor and, without in any way limiting or affecting the generality of the aforegoing, whether such indebtedness be incurred or owed to us by such trade debtor on its own or jointly or in partnership with any other person, a list of the accounts receivable from such trade debtors as at 31 December 2003, is set out in Annexure "A" hereto; and


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                                                                          Page 3

                           2.2.1.3 The Standard Bank of South Africa Limited ("Standard Bank") arising from or in connection with the account held by us at the Standard Bank ("Standard Bank account"), being one of the accounts, more specifically in South Africa, contemplated in Article VIII Section 8.01 of the financing agreement, the details whereof we shall furnish to the creditor within 3 (three) days of the Excon approval contemplated (and defined) in clause 22;


                           2.2.1.4 any securities held by us for the claims referred to in 2.2.1.2 and 2.2.1.2;

                           but excluding any claims, rights of action, receivables and/or obligations referred to in 2.2.1,
                           2.2.2 and 2.2.3 ("excluded claims") to the extent that the cession of such claims or the creation of a security interest over the excluded claims is prohibited or restricted by statute, regulation, operation of law or by the express terms of the agreement between us and the relevant debtor, we hereby warranting that the excluded claims is immaterial (that is, less than 10% (ten percent) of the ceded claims) and shall remain immaterial during this cession (that is, less than 10% (ten percent) of the ceded claims);

                  2.2.2 all of our right, title and interests, in and to the intellectual property;

         2.3 "creditor" means the lender as defined in the financing agreement, herein represented by Saberasu Japan and includes, unless otherwise indicated, a reference to each of the creditors separately and individually, as well as each of their respective successors-in-title and permitted assigns, it being expressly recorded and agreed by us that we hereby consent and agree to the creditor ceding and assigning its rights under the financing agreement and this cession to multiple creditors, that is, we agree and consent that the creditor may "split" the claim/s the creditor enjoys against us, it also being agreed in the event that this cession is construed as a contract for the benefit of a third party, the latter being any or all of the lenders contemplated in the financing agreement, any


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                                                                          Page 4

                  or all of the lenders shall be entitled to accept the benefits of this cession at any time upon written notice to us;

         2.4 "debtors" means all persons whomsoever, without exception against whom we now have and may at any time hereafter have a ceded claim;

         2.5 "event of default" has the meaning given to the term "Event of Default" in the financing agreement;

         2.6 "financing agreement" means the financing agreement dated on or about the date hereof entered into by, amongst others Saberasu Japan and us,

         2.7 "intellectual property" means all of our future intellectual property (that is, with effect from the date of signature hereof), including, but not limited to, intellectual property to be registered by us, including, but not limited to:

                  2.7.1 any future trademarks or trademark applications, registered or to be registered in our name;

                  2.7.2 any future patent applications or registrations, registered or to be registered in our name;

                  2.7.3 any future design applications or registrations, registered or to be registered in our name;

         2.8 reference to "us", "we", "our" and/or "debtor/s" includes, as the case may be, that person's liquidator, judicial manager, trustee, executor, administrator and curator (in each case whether provisional or final), successor-in-title and assigns and any representative of that person;

         2.9 "secured indebtedness" means any and all obligations at any time owed by us to the creditor under the financing agreement;

         2.10 "securities" includes, without in any way limiting or affecting the generality thereof, mortgage and notarial bonds, cessions of rights, pledges, liens, suretyships, guarantees, and indemnities.

3. If an event of default occurs and is continuing, then the creditor shall be entitled upon giving notice to us, subject to applicable law, without first obtaining any judgment or order), to -



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                                                                          Page 5

         3.1 give notice of this cession to all or any debtor/s and recover all or any of the ceded claims and take such steps in connection therewith as may be necessary or desirable for the protection of the creditor's interests; and/or

         3.2 cause all or any of the ceded claims to be sold by public auction; and/or

         3.3 cause all or any of the ceded claims to be sold for fair market value by private treaty on reasonable notice to us not exceeding 5 (five) business days;

         3.4 take over all or any of the ceded claims as the creditor's sole and absolute property, at the fair market value thereof. The fair market value thereof shall, in the absence of agreement, be determined by the auditors for the time being of the creditor, acting as experts and not as arbitrators and their decision shall, in the absence of manifest error, be final and binding on us and the creditor; and/or

         3.5 convey valid title in and to the ceded claims to any purchaser or acquisitor thereof,

         it being agreed that the creditor shall not give notice to any debtor of this cession or take any of the aforementioned steps unless and until an event of default has occurred and is continuing.

4. The creditor shall apply the net proceeds of any recovery or sale in terms of clause 3.1, 3.2 or 3.3, or the fair market value agreed or determined in terms of clause 3.4, as the case may be, after deducting therefrom all reasonable costs, charges and expenses incurred by the creditor and for which we are liable in terms of clause 13, in reduction or discharge, as the case may be, of our obligations under the secured indebtedness to the creditor, without prejudice to the creditor's rights to recover from us any balance which may remain owing to the creditor after the exercise of such rights. All of the aforegoing is without prejudice to all other rights and remedies which the creditor may have at law and all other securities which may be held by the creditor, provided however that, should the total amount collected/recovered by the creditor, after deducting therefrom all reasonable costs, charges and expenses incurred by the creditor and for which we are liable in terms of clause 13, exceed the full amount of our obligations to the creditor for the time being, the creditor shall be obliged to refund such excess to us.

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                                                                          Page 6

5. The creditor shall, irrespective of whether or not we have defaulted in and/or breached any of our obligations to the creditor, be entitled, through the duly authorised representative/s of the creditor, to inspect all or any of our records relating to any of the ceded claims and to take such extracts as the creditor may deem fit from such records. Insofar as the creditor may require any evidence or assistance from us or from any of our directors, members, servants or agents for the purposes of collecting any of the ceded claims or in order to obtain any judgment or order against any debtors, we hereby undertake that such evidence and assistance will be duly furnished and provided by us at the request of the creditor. Without in any way limiting or affecting the generality of the aforegoing, we undertake to make available to the creditor's aforementioned representative/s upon request, all of our records for the purpose of any legal proceedings instituted by or at the instance of the creditor against any debtor/s.

6. If an event of default has occurred and is continuing, the creditor shall be at liberty upon giving written notice to us, without in any way limiting or affecting the creditor's rights against us or diminishing or otherwise affecting our obligations to the creditor to -

         6.1 give time, compound, compromise or make any other arrangement in respect of the extent, amount, duration, reduction or postponement of liability to or with us and/or any guarantor for us and/or any principal debtor with whom we are liable to the creditor as guarantor; and/or

         6.2 obtain any additional and/or other securities from us and/or any guarantor for us and/or any principal debtor with whom we are liable to the creditor as guarantor and/or from any other person whomsoever; and/or

         6.3 allow or grant any latitude or indulgence to us and/or any guarantor.

7. Save in the case of gross negligence or wilful misconduct by the creditor, no negligent acts or omissions by or on behalf of the creditor in implementing our rights under this cession will found a cause of action against the creditor.

8. Every right granted to the creditor in terms hereof shall be capable of being and shall be exercised and enforced by Saberasu Japan. at any time so to act in its place and stead in terms hereof ("enforcing creditor"). In so acting the enforcing creditor shall act where appropriate on its own behalf and for its own benefit and also on behalf of and for the benefit of all the other creditors in such proportions as the creditor may, from time to time in the creditor's sole and absolute discretion determine inter se having


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                                                                          Page 7

         regard to our secured indebtedness to each of them respectively. The net proceeds recovered and/or realised shall be applied by the creditor in terms of clause 3. The enforcing creditor may act either with disclosure that it is so acting or in its own name as the enforcing creditor in its sole and absolute discretion may determine.

9.       No -

         9.1 variation or amendment of, addition to, deletion from or consensual cancellation of this cession or any of its terms and/or conditions; and/or

         9.2 waiver of any of the terms and/or conditions of this cession and/or any of the creditor's rights hereunder; and/or

         9.3      latitude and/or indulgence allowed or granted to us,

         shall be of any force or effect unless reduced to writing, signed by us and confirmed by the creditor in writing.

10. This cession constitutes the whole agreement between the creditor and us in regard to the cession by us to the creditor of the ceded claims.

11. This cession shall be a continuing covering security and cession and shall, subject to applicable law, remain of full force and effect, subject to the provisions of clause 12, notwithstanding -

         11.1 any intermediate discharge or settlement of or fluctuation in the secured indebtedness to the creditor; and/or

         11.2     our legal disability; and/or

         11.3 any variation or amendment of, addition to or deletion from or consensual cancellation or determination of any agreement between the creditor and us; and/or

         11.4 any waiver by the creditor of some but not all of the creditor's rights against us; and/or

         11.5 any latitude, indulgence or extension of time which may be allowed or shown by the creditor to us; and/or


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                                                                          Page 8

         11.6 the receipt by the creditor of any dividend or benefit in any liquidation or judicial management, or any compromise whether in terms of any statutory enactment or the common law.

12.      It is agreed that:

         12.1 Notwithstanding anything to the contrary contained herein, the enforcing creditor shall be entitled to exercise the rights granted to the creditor under and in terms of this cession only if an event of default has occurred and at the time there is an actual secured indebtedness owing by us to the creditor.

         12.2 This cession as regards each creditor shall automatically terminate when all our obligations in respect of the secured indebtedness to that creditor have been discharged finally and in full. Such termination shall not limit or affect the force or effect of this cession to any of the other/s of the creditor.

13. We shall be responsible for all reasonably incurred and properly evidenced costs, charges and expenses of whatsoever nature incurred by the creditor in or about or in connection with the recovery and/or attempted recovery and/or realisation and/or attempted realisation of the ceded claims and/or the exercise by the creditor of any of the creditor's rights in terms of this cession and/or in securing the implementation of any of our obligations to the creditor hereunder.

14. For the purposes of this cession and any action which may be instituted against us and as our address for the delivery to us of all notices in connection herewith we choose domicilium citandi et executandi at Second Road, Halfway House, Midrand, South Africa.

15. Without in any way limiting or affecting any of the creditor's rights in terms hereof, and in addition thereto -

         15.1 the amount of the secured indebtedness at any time, the fact that it is due and payable, the rate of interest payable thereon and the date from which interest is reckoned, shall, subject to 15.2, be deemed to be determined and proved by a certificate under the signature of the creditor;

         15.2 such certificate shall be presumed correct until the contrary be proved.


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                                                                          Page 9

16. Without in any way limiting or affecting the creditor's rights in terms hereof, and in addition thereto, the creditor shall be entitled, in the creditor's sole discretion, to apply any moneys received by us from our debtors to the secured indebtedness then due and payable in such order as the creditors may determine.

17. We hereby irrevocably and in rem suam authorise and appoint any of the directors of the creditor from time to time, whose appointment it shall not be necessary to prove, with full power, including the power of substitution, as our agent, in our name, place and stead to -

         17.1     sign and execute any document in our name; and

         17.2     do all such things which may be necessary or desirable; and

         17.3     enforce the rights granted to the creditor herein; and

         17.4 endorse all negotiable instruments and other documents of whatsoever nature so as to constitute the creditor the holder thereof and/or to enable the creditor to obtain payment thereunder or in connection therewith, in order to give proper effect to the terms hereof, provided that no such power may be exercised by the creditors until an event of default has occurred and is continuing.

18.      We hereby undertake to the creditor that -

         18.1 if and whenever the creditor so requires by notice in writing to us, we will by not later than 3 (three) days after such notice, deliver a schedule of all amounts which were owing to us by all our debtors on the last day of the preceding month, reflecting thereon the amount so owing by each and the name and last known address of each such debtor; provided that any failure or omission on our part to furnish the creditor with any such schedule, or any error or omission in any schedule so furnished by us, shall not affect any of the creditor's rights under this cession;

         18.2 until such time as an event of default has occurred and the creditor has given us notice that it wishes to enforce its rights under this cession, we shall collect and receive the ceded claims in the ordinary course of business for our own benefit and we shall have no obligation to account to the creditor in respect of such collection;


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                                                                         Page 10

         18.3 if an event of default has occurred and is continuing, then at the written request of the creditor we shall upon entering into a suspensive sale agreement or credit agreement with any of our debtors, or upon receiving any negotiable instrument in respect of any ceded claim or other document evidencing and/or recording any ceded claims, forthwith deliver such agreement, negotiable instrument or document, as the case may be, to Saberasu Japan. on behalf of such person and as agent for and on behalf of all of the other creditors, jointly and severally, provided that any failure or omission on our part to comply with any of the provisions of this clause and/or any failure or omission on the part of the creditor to enforce compliance therewith, shall not affect any of the creditor's rights under this cession.

19.      It is agreed that:

         19.1 If we have at any time prior to the signature of this cession ceded, pledged, hypothecated or otherwise encumbered any of the ceded claims to any person whomsoever, this cession shall be a cession of and we cede to the creditor, with immediate effect, all (a) claims, rights of action and receivables of whatsoever nature which we now have and may at any time during the currency of this cession hereafter have against any prior cessionary, pledgee and holder of any hypothecation and/or encumbrance and (b) our remaining title to and retained interest in such ceded claims and all our reversionary rights to such ceded claims, as well as our rights to obtain re-cession to us of such ceded claims from any person whomsoever after payment of all amounts secured by any such prior cession and/or pledge and/or other hypothecation and/or encumbrance or after the cessation or loss for any reason or abandonment of any of the rights of any prior cessionary, pledgee and/or holder of any hypothecation and/or encumbrance as the case may be.

         19.2 For so long as any cession, pledge or other hypothecation and/or encumbrance in favour of any prior cessionary, pledgee or holder, remains in force -

                  19.2.1 the creditor shall be entitled to receive payments directly from any such prior cessionary, pledgee or holder of so much as it shall receive in excess of the amounts due to it by us and which is paid to any such prior cessionary, pledgee or holder;


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                                                                         Page 11

                  19.2.2 if and when the cession, pledge, hypothecation and encumbrance in favour of any prior cessionary, pledgee and holder ceases to be of any force for any reason whatsoever then this cession shall thereupon, subject to the proviso hereto, operate as a first cession by us to the creditor jointly and severally of all of the ceded claims and not only as a cession of all rights and claims of whatsoever nature which we have now and may at any time hereafter have against any prior cessionary, pledgee and holder of any hypothecation and/or encumbrance, our remaining title to and retained interest in the ceded claims and all our reversionary rights to the ceded claims, as well as all our rights to obtain the re-cession to us of the ceded claims from any person whomsoever after payment of all amounts secured by any prior cession and/or pledge and/or other hypothecation and/or encumbrance or after the cessation or loss for any reason or abandonment of any of the rights of any prior cessionary, pledgee and/or holder of any hypothecation and/or encumbrance, as the case may be; provided that if there is more than one prior cession, pledge, hypothecation or encumbrance then this cession shall rank next in order of preference, mutatis mutandis, and so on until no prior cession, pledge, hypothecation or encumbrance exists.

20. The costs of and incidental to the drawing of this cession and the stamp duty hereon shall be borne and paid by us.

21. This cession shall be governed and interpreted by the substantive laws of South Africa (and if the prescription laws of the Republic of South Africa are not considered to be substantive laws thereof, by the prescription laws as well).

22. This cession, save for the provisions of this clause and clauses 2, 9, 10, 14 ,20 and 21 which shall be of immediate force and effect, is subject to the approval of the South African Reserve Bank, Exchange Control Division ("Excon approval"). Forthwith after the signature of this cession by us, we shall apply for Excon approval at our cost.

23.      It is hereby agreed that:

         23.1 we hereby appoint the creditor as our agent to apply, in terms of Section 41(3)(a) of the Trade Marks Act No. 194 of 1993, for the particulars of this

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                                                                         Page 12

                  cession in respect of the intellectual property to be endorsed on the South African Register of Trade Marks and we undertake to execute all such documentation as may reasonably be required to enable the particulars of this cession to be so made;

         23.2 we hereby appoint the creditor as our agent to apply, in terms of Section 60 of the Patent Act No. 57 of 1978, for the particulars of this cession in respect of the intellectual property to be recorded in the South African Register of Patents and we undertake to execute all such documentation as may reasonably be required to enable the particulars of this cession to be so made;

         23.3 we hereby appoint the creditor as our agent to apply, in terms of Section 30(5) of the Designs Act No. 195 of 1993, for the particulars of this cession in respect of the intellectual property to be recorded in the South African Register of Designs and we undertake to execute all such documentation as may reasonably be required to enable the particulars of this cession to be so made;

         23.4 we hereby likewise appoint the creditor as our agent on the same basis as is contemplated in clauses 23.1, 23.2 and 23.3 in respect of any of the intellectual property which may be registered in jurisdictions other than the Republic of South Africa;

         23.5 we will not assign or dispose of all or any part of the intellectual property or create, grant or permit to exist (a) any security interest over or (b) any restriction of the ability to transfer or realise, all or any part of the intellectual property other than as permitted by the financing agreement;

         23.6 we shall notify the creditor in writing of any new trade mark applications and/or patent applications and/or design applications, which we may make to enable the creditor to apply for its rights in respect of the intellectual property in terms of this cession to be recorded on the Trade Mark Registers and/or Patent Registers and/or Design Registers (contemplated in clauses 23.1, 23.2, 23.3 and/or 23.4) (whichever is applicable) in respect of such new applications;

         23.7 we shall throughout the term of this agreement, at our expense, maintain the registrations of all the intellectual property and shall pay all renewal and other fees necessary for this purpose. In respect of any applications for the registration of any of the intellectual property, we shall use all reasonable


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                                                                         Page 13

                  endeavours to seek to effect registration as soon as practicable and thereafter maintain such registrations at our own cost.


SIGNED and WITNESSED by the parties on the following dates and at the following places respectively:


     DATE                   PLACE                        WITNESS                              SIGNATURE
     ----                   -----                        -------                              ---------




                                                                                   For: FOSTER WHEELER SOUTH AFRICA
                                              1. /s/ GEOFFREY JOHN RIMER           (PROPRIETARY) LIMITED
                                              --------------------------------

23/01/04               Reading, UK                                                /s/ NICHOLAS CHRISTOPHER HOLT
---------------    -------------------------                                      -------------------------------------------
                                              2.
                                              --------------------------------
                                                                                  Nicholas Christopher Holt
                                                                                  -------------------------------------------
                                                                                  Print name

The creditor accepts the aforegoing


                                              1.                                  For: SABERASU JAPAN INVESTMENTS II B.V.
                                              --------------------------------

                                                                                  /s/ JEROEN ZWEERTS
---------------    -------------------------                                      -------------------------------------------
                                              2.
                                              --------------------------------
                                                                                  Jeroen Zweerts
                                                                                  -------------------------------------------
                                                                                  Print name
                                                                                  Title:  Managing Director

                                              1.
                                              --------------------------------

                                                                                  /s/ JOHN C.A. VAN BEEK
---------------    -------------------------                                      -------------------------------------------
                                              2.
                                              --------------------------------
                                                                                  John C.A. van Beek
                                                                                  -------------------------------------------
                                                                                  Print name
                                                                                  Title: Managing Director
